PROG Holdings, Inc. Q1 2023 Earnings Supplement* APRIL 26, 2023 *This version of the Company’s Q1 2023 Earnings Supplement replaces an earlier version to correct the range of Earnings Before Taxes for Progressive Leasing set forth in the Company’s Revised 2023 Outlook on slide 11 and within the related Reconciliation of Revised Full Year 2023 Outlook for Adjusted EBITDA appearing on slide 21. Exhibit 99.2

2 Statements in this presentation regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “outlook”, ”expect”, “continue”, “should”, and similar forward-looking terminology. These risks and uncertainties include factors such as (i) continued volatility and challenges in the macro environment and, in particular, the unfavorable effects on our business of the rapid increase in the rate of inflation currently being experienced in the economy, which has not been seen in more than forty years, significant increases in interest rates, and fears of a recession, and the impact of those headwinds on: (a) consumer confidence and customer demand for the merchandise that our POS partners sell; (b) our customers’ disposable income and their ability to make the lease and loan payments they owe the company; (c) the availability of consumer credit; (d) our labor costs; and (e) our overall financial performance and outlook; (ii) our businesses being subject to extensive laws and regulations, including laws and regulations unique to the industries in which our businesses operate, that may subject them to government investigations and significant monetary penalties and compliance-related burdens, as well as an increased focus by federal, state and local regulators on the industries within which our businesses operate, including with respect to consumer protection, customer privacy, third party and employee fraud and information security; (iii) deteriorating macroeconomic conditions resulting in the algorithms and other proprietary decisioning tools used in approving Progressive Leasing and Vive customers for leases and loans no longer being indicative of their ability to perform, which may limit the ability of those businesses to avoid lease and loan charge-offs or may result in their reserves being insufficient to cover actual losses; (iv) a large percentage of the company’s revenues being concentrated with several of Progressive Leasing’s key POS partners; (v) the risks that Progressive Leasing will be unable to attract new POS partners or retain and grow its business with its existing POS partners; (vi) Vive’s and Four’s business models differing significantly from Progressive Leasing’s, which creates specific and unique risks for the Vive and Four businesses, including Vive’s reliance on two bank partners to issue its credit products and Vive’s and Four’s exposure to the unique regulatory risks associated with the laws and regulations that apply to their businesses; (vii) the risks that interruptions, inventory shortages and other factors affecting the supply chains of our retail partners having a material and adverse effect on several aspects of our performance; (viii) the impact of the COVID-19 pandemic, including new variants, subvariants or additional waves of COVID-19 infections, on: (a) demand for the lease-to-own products offered by our Progressive Leasing segment, (b) Progressive Leasing’s point-of-sale or “POS” partners, and Vive’s and Four’s merchant partners, (c) Progressive Leasing’s, Vive’s and Four’s customers, including their ability and willingness to satisfy their obligations under their lease agreements and loan agreements, (d) Progressive Leasing’s POS partners being able to obtain the merchandise their customers need or desire, (e) our employees and labor needs, including our ability to adequately staff our operations, (f) our financial and operational performance, and (g) our liquidity; (ix) changes in the enforcement of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our businesses; (x) the risk that our capital allocation strategy, including our current share repurchase program, will not be effective at enhancing shareholder value; (xi) our cost reduction initiatives may not be adequate or may have unintended consequences that could be disruptive to our businesses; (xii) the loss of the services of our key executives or our inability to attract and retain key talent, particularly with respect to our information technology function, may have a material adverse impact on our operations; (xii) increased competition from traditional and virtual lease-to-own competitors and also from competitors of our Vive segment; (xiv) adverse consequences to Progressive Leasing, including additional monetary penalties and/or injunctive relief, if it fails to comply with the terms of its 2020 settlement with the FTC, as well as the possibility of other regulatory authorities and third parties bringing legal actions against Progressive Leasing based on the same allegations that led to the FTC settlement; (xv) our increased level of indebtedness; (xvi) our ability to protect confidential, proprietary, or sensitive information, including the personal and confidential information of our customers, which may be adversely affected by cyber-attacks, employee or other internal misconduct, computer viruses, electronic break-ins or “hacking”, or similar disruptions, any one of which could have a material adverse impact on our results of operations, financial condition, and prospects; and (xvii) the other risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 22, 2023. Statements in this presentation that are “forward-looking” include without limitation statements about: (i) the strength of our margins and our ability to protect them; (ii) our ability to invest in initiatives to support our longer-term growth, and the outcome of those growth initiatives; and (iii) our revised full year outlook and our second-quarter outlook. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this presentation. Use of Forward-Looking Statements

3 PROG Holdings Q1 2023 Headlines • Raised consolidated earnings outlook for full-year 2023 • Consolidated revenues of $655.1 million; earnings before taxes of $67.6 million • Adjusted EBITDA of $89.7 million or 13.7% of revenues, up 38.9% year-over-year • Diluted EPS of $1.00; Non-GAAP Diluted EPS of $1.11, up 94.7% year-over-year • Progressive Leasing write-offs of 6.0% • E-commerce increased 100bps to 16.9% of Progressive Leasing GMV

4 “We're pleased with our strong start to the year, with first quarter results exceeding expectations due to a favorable shift in our lease dispositions and the decisive actions we have taken to strengthen our portfolio and reduce our operating expenses. The strength of our first quarter earnings combined with the current stability of our lease portfolio gives us the confidence to increase our earnings outlook for the year despite continued soft consumer demand in our key categories. “We have been successful in our efforts to protect our margins and position our company for long-term success regardless of macroeconomic conditions and expect to continue to do so during this uncertain environment. Our financial strength, highlighted by strong margins and cash flow, continues to enable us to selectively invest in key initiatives to support our longer-term growth plans at a time when growth is challenged." Steve Michaels President and CEO, PROG Holdings, Inc. PROG Holdings Executive Commentary

Adjusted EBITDA in millions 5 $710.5 $649.4 $625.8 $612.1 $655.1 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Non-GAAP EPSRevenue in millions 9.1% 8.0% 10.4% 12.2% 13.7% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Adjusted EBITDA as a % of PROG Holdings consolidated revenues PROG Holdings Q1 Consolidated Results $64.6 $52.2 $65.0 $74.4 $89.7 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0.57 $0.52 $0.68 $0.84 $1.11 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 • Year-over-year revenue decline due to tightened lease decisioning in mid-2022, decreased customer demand for leasable goods, and a year-over-year decline in the number of early lease buyouts; partially offset by year-over-year improvements in customer payment behavior • Non-GAAP EPS benefited from stronger net income along with a reduction in outstanding shares • Adjusted EBITDA growth driven primarily by historically low 90-day buyout activity, improved customer payment behavior resulting from prior lease decisioning tightening, previous cost-cutting benefits, and continued portfolio management

$692.9 $631.3 $606.6 $592.9 $637.1 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Write-Offs* as a % of Progressive Leasing revenues 6 $504.5 $494.0 $437.4 $540.9 $418.7 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 GMV in millions 7.3% 9.8% 7.2% 6.5% 6.0% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Adjusted EBITDA as a % of Progressive Leasing revenues Progressive Leasing Q1 Segment Results Revenue in millions *Provision for lease merchandise write-offs 9.2% 8.1% 11.3% 13.6% 14.2% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 • Year-over-year GMV decline due to previous decisioning tightening, continued soft retail traffic, and lower average tax refund amounts • Revenue decline driven by lower gross leased asset balance entering Q1, soft quarterly GMV, and material decline in 90-day buyout revenue; partially offset by improved customer payment performance • Write-offs as a percentage of revenue improved for the third consecutive quarter, remain on track for targeted annual range. • Year-over-year improvement in adjusted EBITDA margin driven by strong portfolio performance and lower SG&A

Results

8 All dollar amounts in millions except EPS GAAP to non-GAAP reconciliation tables available in appendix PROG Holdings Consolidated Q1 Results

9*(Gross debt minus cash and cash equivalents) divided by trailing 12 month adjusted EBITDA PROG Holdings Consolidated Results Common Stock Repurchased Q1 2023 1.46M shares Cash and Cash Equivalents As of 3/31/2023 $249.8M Gross Debt As of 3/31/2023 $600M Net Leverage Ratio* As of 3/31/2023 1.24x Cash Flow From Operations As of 3/31/2023 $157.4M Common Stock Repurchase Amount Q1 2023 $36.5M

10 *The provision for lease merchandise write-offs as a percentage of Progressive Leasing revenue All dollar amounts in millions GAAP to non-GAAP reconciliation tables available in appendix Progressive Leasing Q1 Segment Results

11 This outlook assumes a difficult operating environment with continued soft demand for consumer durable goods, no material changes in the Company's decisioning posture, and no impact from additional share repurchases. PROG Holdings Full-Year 2023 Outlook

12 This outlook assumes a difficult operating environment with continued soft demand for consumer durable goods, no material changes in the Company's decisioning posture, and no impact from additional share repurchases. PROG Holdings Q2 2023 Outlook

Non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). Non-GAAP net earnings and non-GAAP diluted earnings per share for the three months ended March 31, 2023, full year 2023 outlook and second quarter 2023 outlook exclude intangible amortization expense, restructuring expenses, and accrued interest on an uncertain tax position related to Progressive Leasing's $175 million settlement with the FTC in 2020. Non-GAAP net earnings and non-GAAP diluted earnings per share for the three months ended March 31, 2022, exclude intangible amortization expense and accrued interest on an uncertain tax position related to Progressive Leasing's $175 million settlement with the FTC in 2020. The amount for the after-tax non-GAAP adjustment, which is tax effected using our statutory tax rate, can be found in the reconciliation of net earnings and earnings per share assuming dilution to non-GAAP net earnings and earnings per share assuming dilution table in this presentation. The Adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings before interest expense, net, depreciation on property and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA for the three months ended March 31, 2023, full year 2023 outlook and second quarter 2023 outlook exclude stock-based compensation expense, restructuring expenses, and regulatory insurance recoveries. Adjusted EBITDA for the three months ended March 31, 2022 exclude stock-based compensation expense. The amounts for these pre-tax non-GAAP adjustments can be found in the three and twelve months ended segment EBITDA tables in this presentation. Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance. Non-GAAP net earnings, non-GAAP diluted earnings, and adjusted EBITDA provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. We believe the exclusion of stock-based compensation expense provides for a better comparison of our operating results with our peer companies as the calculations of stock-based compensation vary from period to period and company to company due to different valuation methodologies, subjective assumptions and the variety of award types. This measure may be useful to an investor in evaluating the underlying operating performance of our business. Adjusted EBITDA also provides management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance because the measures: • Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. • Are used by rating agencies, lenders and other parties to evaluate our creditworthiness. • Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share and the GAAP revenues and earnings before income taxes of the Company’s segments, which are also included in the presentation. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. 14 Use of Non-GAAP Financial Measures

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non-GAAP Net Earnings and Earnings Per Share Assuming Dilution (In thousands, except per share amounts)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Earnings Per Share Assuming Dilution to Non-GAAP Net Earnings and Earnings Per Share Assuming Dilution (In thousands, except per share amounts)

GAAP to non-GAAP Reconciliation Tables Non-GAAP Financial Information Annual Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Adjusted EBITDA %

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Revised Full Year 2023 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Previous Full Year 2023 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended June 30, 2023 Outlook for Adjusted EBITDA (In thousands)

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Revised Full Year 2023 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Previous Full Year 2023 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended June 30, 2023 Outlook for Earnings Per Share Assuming Dilution to Non-GAAP Earnings Per Share Assuming Dilution